FIRST AMENDMENT TO EA SERIES TRUST
ETF DISTRIBUTION AGREEMENT
June 5, 2026
This FIRST AMENDMENT (“Amendment”) to the ETF Distribution Agreement dated May 1, 2026 (the “Agreement”), by and between EA Series Trust, a Delaware statutory trust (the “Trust”), and PINE Distributors, LLC, a Delaware limited liability company (the “Distributor”), is entered into as of the date first written above (the “Effective Date”).
WHEREAS, The Trust and the Distributor (collectively the “Parties”) desire to amend Exhibit A of the Agreement to reflect an updated list of funds; and
WHEREAS, Section 8(b) of the Agreement requires that amendments to the Agreement be made in writing and executed by all parties.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Exhibit A of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

PINE Distributors, LLC                EA Series Trust

By: /s/ Mark Fairbanks             By: /s/ Michael D. Barolsky
Name: Mark Fairbanks                    Name: Michael D. Barolsky
Title: President                        Title: Secretary & Vice President

ETF DISTRIBUTION AGREEMENT
EXHIBIT A
June 5, 2026

Fund	Ticker	Date Added
Alpha Architect International Quantitative Momentum ETF	IMOM	[Effective Date]
Alpha Architect International Quantitative Value ETF	IVAL	[Effective Date]
Alpha Architect U.S. Quantitative Momentum ETF	QMOM	[Effective Date]
Alpha Architect U.S. Quantitative Value ETF	QVAL	[Effective Date]
Alpha Architect Global Factor Equity ETF	AAVM	[Effective Date]
Alpha Architect Global Equity ETF	AAGL	[Effective Date]
Alpha Architect High Inflation and Deflation ETF	HIDE	[Effective Date]
Alpha Architect US Equity ETF	AAUS	[Effective Date]
Alpha Architect US Equity 2 ETF	AAEQ	[Effective Date]
Alpha Architect US Equity 3 ETF	AAUA	[Effective Date]
Alpha Architect US Equity 4 ETF	AAUB	[Effective Date]
Alpha Architect US Equity 5 ETF	AAUD	[Effective Date]
Alpha Architect US Equity 6 ETF	AAUE	[Effective Date]
Alpha Architect US Equity Growth ETF	AAGW	[Effective Date]
Alpha Architect 1-3 Month Box ETF	BOXX	[Effective Date]
Alpha Architect Tail Risk ETF	CAOS	[Effective Date]
Alpha Architect 1-3 Year Box ETF	BOXS	[Effective Date]
Alpha Architect Intermediate-Term Treasury Bond ETF	BOXI	[Effective Date]
Alpha Architect Long-Term Treasury Bond ETF	BOXL	[Effective Date]
Alpha Architect Inflation-Protected Securities ETF	BOXP	[Effective Date]
Alpha Architect Real Estate ETF	BOXR	[Effective Date]
Alpha Architect Aggregate Bond ETF	BOXA	[Effective Date]
Arin Tactical Tail Risk ETF	ATTR	[Effective Date]
Alpha Blue Capital US Small-Mid Cap Dynamic ETF	ABCS	[Effective Date]
Altrius Global Dividend ETF	DIVD	[Effective Date]
Amplius Aggressive Asset Allocation ETF	AAAA	[Effective Date]
AOT Growth and Innovation ETF	AOTG	[Effective Date]
AOT Software Platform ETF	AOTS	[Effective Date]
Argent Large Cap ETF	ABIG	[Effective Date]
Argent Focused Small Cap ETF	ALIL	[Effective Date]
Argent Mid Cap ETF	AMID	[Effective Date]
ARS Focused Opportunities Strategy ETF	AFOS	[Effective Date]
ARS Core Equity Portfolio ETF	ACEP	[Effective Date]
EA Astoria Dynamic Core US Fixed Income ETF	AGGA	[Effective Date]
Astoria US Quality Growth Kings ETF	GQQQ	[Effective Date]
Astoria US Equal Weight Quality Kings ETF	ROE	[Effective Date]
Astoria International Quality Growth Kings ETF	IROE	[Effective Date]
Avory Foundational ETF	AVRY	[Effective Date]
Avos Global Equities ETF	AVOS	[Effective Date]
Bastion Energy ETF	BESF	[Effective Date]
Bridges Capital Tactical ETF	BDGS	[Effective Date]
EA Bridgeway Blue Chip ETF	BBLU	[Effective Date]
EA Bridgeway Omni Small-Cap Value ETF	BSVO	[Effective Date]
EA Bridgeway Aggressive Investors ETF	BAGX	[Effective Date]
Exhibit A-1

EA Bridgeway Select Small-Cap Value ETF	BRSV	[Effective Date]
EA Bridgeway Ultra-Small Company Market ETF	BUSM	[Effective Date]
BWM Quality Growth ETF	BWQG	[Effective Date]
Castellan Targeted Equity ETF	CTEF	[Effective Date]
Castellan Targeted Income ETF	CTIF	[Effective Date]
CG Flagship Equity ETF	CGFS	[Effective Date]
City Different Investments Global Equity ETF	CDIG	[Effective Date]
City Different Investments SMID Cap Core Equity ETF	CDSM	[Effective Date]
Cloverpoint Core Alpha US ETF	CAUS	[Effective Date]
Cloverpoint Core Alpha Global ETF	CAGB	[Effective Date]
Cloverpoint Core Alpha International ETF	CAIN	[Effective Date]
Cloverpoint Core Alpha Power Evolution ETF	CAPF	[Effective Date]
Coastal Compass 100 ETF	ROPE	[Effective Date]
Concourse Capital Focused Equity ETF	CCFE	[Effective Date]
Dakota Active Equity ETF	DAK	[Effective Date]
DAC 3D Dividend Growth ETF	DVGR	[Effective Date]
Draco Evolution AI ETF	DRAI	[Effective Date]
Euclidean Fundamental Value ETF	ECML	[Effective Date]
Freedom Day Dividend ETF	MBOX	[Effective Date]
Gadsden Dynamic Multi-Asset ETF	GDMA	[Effective Date]
Guru Favorite Stocks ETF	GFGF	[Effective Date]
Honeytree U.S. Equity ETF	BEEZ	[Effective Date]
Humilis US SMID Focused ETF	HISM	[Effective Date]
Humilis US Large Cap Fundamental Value ETF	HISV	[Effective Date]
Humilis US Focused Opportunities ETF	HIS	[Effective Date]
Humilis US Dividend Growth Opportunities ETF	HISD	[Effective Date]
Intelligent Alpha Atlas ETF	GPT	[Effective Date]
Intelligent Omaha ETF	AIWB	[Effective Date]
Intelligent Tech Focus ETF	QQAI	[Effective Date]
Intelligent Small Cap Select ETF	AISM	[Effective Date]
Intelligent Equal Select ETF	ALPA	[Effective Date]
JLens 500 Jewish Advocacy U.S. ETF	TOV	[Effective Date]
Keating Active ETF	KEAT	[Effective Date]
Freedom 100 Emerging Markets ETF	FRDM	[Effective Date]
TBG Dividend Focus ETF	TBG	[Effective Date]
Manzil Russell Halal USA Broad Market ETF	MNZL	[Effective Date]
MarketDesk Focused U.S. Dividend ETF	FDIV	[Effective Date]
MarketDesk Focused U.S. Momentum ETF	FMTM	[Effective Date]
Matrix Advisors Value ETF	MAVF	[Effective Date]
MC Trio Equity Buffered ETF	TRIO	[Effective Date]
Militia Long/Short Equity ETF	ORR	[Effective Date]
MKAM ETF	MKAM	[Effective Date]
Moonvest ETF	MNVT	[Effective Date]
Morgan Dempsey Large Cap Value ETF	MDLV	[Effective Date]
MRBL Enhanced Equity ETF	EDGE	[Effective Date]
Efficient Market Portfolio Long ETF	EMPL	[Effective Date]
Efficient Market Portfolio Plus ETF	EMPB	[Effective Date]
BufferLABS US Equity Dynamic Buffer ETF	BFLB	[Effective Date]
Optimal Tax Managed Equity ETF	OTAX	[Effective Date]
Discipline Fund ETF	DSCF	[Effective Date]
Exhibit A-2

Defined Duration 5 ETF	DDV	[Effective Date]
Defined Duration 20 ETF	DDXX	[Effective Date]
Qualivian Focus Fund ETF	QFF	[Effective Date]
Research Affiliates Deletions ETF	NIXT	[Effective Date]
RACWI US ETF	RAUS	[Effective Date]
Rainwater Equity ETF	RW	[Effective Date]
Relative Sentiment Tactical Allocation ETF	MOOD	[Effective Date]
Goaltender ETF	GTND	[Effective Date]
Sapient Quality Select ETF	SQS	[Effective Date]
Sarmaya Thematic ETF	LENS	[Effective Date]
Bushido Capital US SMID Cap Equity ETF	RNIN	[Effective Date]
Bushido Capital US Equity ETF	SMRI	[Effective Date]
Sequoia Global Value ETF	SFGV	[Effective Date]
Significance Capital Enhanced Alpha ETF	SGIV	[Effective Date]
YOKE Core ETF	YOKE	[Effective Date]
Sophus Capital Emerging Market ETF	EMEM	[Effective Date]
Sophus Capital Emerging Market Small Cap ETF	EMSC	[Effective Date]
Sparkline International Intangible Value ETF	DTAN	[Effective Date]
Sparkline US Small Cap Intangible Value ETF	STAN	[Effective Date]
Sparkline Emerging Markets Intangible Value ETF	ETAN	[Effective Date]
Sparkline Intangible Value ETF	ITAN	[Effective Date]
Stance Sustainable Beta ETF	CHGX	[Effective Date]
StockSnips AI-Powered Sentiment US All Cap ETF	NEWZ	[Effective Date]
Strive Enhanced Income Short Maturity ETF	BUXX	[Effective Date]
Strive U.S. Energy ETF	DRLL	[Effective Date]
Strive Natural Resources and Security ETF	FTWO	[Effective Date]
Strive U.S. Semiconductor ETF	SHOC	[Effective Date]
Strive 500 ETF	STRV	[Effective Date]
Strive 1000 Dividend Growth ETF	STXD	[Effective Date]
Strive Emerging Markets Ex-China ETF	STXE	[Effective Date]
Strive 1000 Growth ETF	STXG	[Effective Date]
Strive Small-Cap ETF	STXK	[Effective Date]
Strive Total Return Bond ETF	STXT	[Effective Date]
Strive 1000 Value ETF	STXV	[Effective Date]
Suncoast Select Growth ETF	SEMG	[Effective Date]
Burney U.S. Factor Rotation ETF	BRNY	[Effective Date]
Burney U.S. Equity Select ETF	BRES	[Effective Date]
The Investment House ETF	TIH	[Effective Date]
RockCreek Global Equality ETF	RCGE	[Effective Date]
Towle Value ETF	TCV	[Effective Date]
Variant Perception Cycle Aware US Equity ETF	VPX	[Effective Date]
Warren Street Global Equity ETF	WSGE	[Effective Date]
Warren Street Global Bond ETF	WSGB	[Effective Date]
WHITEWOLF Publicly Listed Private Equity ETF	LBO	[Effective Date]
WHITEWOLF Commercial Real Estate Finance Income ETF	CREF	[Effective Date]

Exhibit A-3